TURNER FUNDS

Turner Midcap Growth Fund

Turner Small Cap Growth Fund

Turner Titan Long/Short Fund

Supplement dated August 14, 2017

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated January 27, 2017

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, THE PROSPECTUS AND THE SAI.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, THE PROSPECTUS AND THE SAI.

On July 20, 2017, the Board of Trustees of the Turner Funds (the “Trust”) determined to dissolve Turner Midcap Growth Fund, Turner Small Cap Growth Fund and Turner Titan Long/Short Fund (each, a “Fund” and collectively, the “Funds”) and therefore the Funds will begin the complete liquidation of their assets.  In connection with the liquidations, the Funds may hold more cash, cash equivalents or other short-term investments than normal, which may prevent a Fund from meeting its stated investment objective.  On August 12, 2017, the Board of Trustees of the Trust approved the closure of the Funds to purchases and redemptions and the liquidation of the Funds.

Accordingly, effective 4:00 p.m. (Eastern time) on August 14, 2017, the Funds will no longer accept orders from new investors or existing shareholders to purchase Fund shares.  Each Fund may distribute a portion of its assets in cash pro rata to shareholders to avoid being subject to federal income or excise taxes.  On or about the close of business on September 8, 2017 (the “Liquidation Date”), the Funds will no longer accept orders from investors to redeem Fund shares and the Funds will distribute as soon as reasonably practicable thereafter all of their assets in cash pro rata to their respective shareholders.  All outstanding shares will be redeemed and cancelled and the Funds will then be terminated as series of the Trust.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation on their tax situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE